UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2009
Cambium Learning Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34575	27-0587428
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)
1800 Valley View Lane, Suite 400
Dallas, Texas 75234
(Address of principal executive offices) (Zip Code)
(214) 932-9500
(Registrant’s telephone number, including area code)
c/o Veronis Suhler Stevenson, 350 Park Avenue, New York, New York 10022
(Former Name or Former Address if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On December 8, 2009, Cambium Learning Group, Inc. (the “Company”) announced the completion of the business combination of Cambium Learning, Inc. (“Cambium”) and Voyager Learning Company (“Voyager”) as contemplated by the Agreement and Plan of Mergers, dated as of June 20, 2009 (as amended, the “Merger Agreement”), among the Company, Voyager, Vowel Acquisition Corp., a wholly-owned subsidiary of the Company (“Voyager Merger Sub”), VSS-Cambium Holdings II Corp. (“VSS-Cambium Holdings II”), a wholly-owned subsidiary of VSS-Cambium Holdings III, LLC (“VSS-Cambium Holdings III”), Consonant Acquisition Corp., a wholly-owned subsidiary of the Company (“Cambium Merger Sub”) and Vowel Representative, LLC, solely in its capacity as stockholders’ representative (the “Stockholders’ Representative”).
     Pursuant to the Merger Agreement, the Company acquired all of the common stock of each of VSS-Cambium Holdings II and Voyager through the merger of Cambium Merger Sub with and into VSS-Cambium Holdings II, with VSS-Cambium Holdings II continuing as the surviving corporation (the “Cambium Merger”), and the concurrent merger of Voyager Merger Sub with and into Voyager, with Voyager continuing as the surviving corporation (the “Voyager Merger” and, together with the Cambium Merger, the “Mergers”). As a result of the effectiveness of the Mergers, VSS-Cambium Holdings II and Voyager became wholly-owned subsidiaries of the Company.
     A copy of the press release relating to the consummation of the transactions contemplated by the Merger Agreement is attached hereto as Exhibit 99.1.
     Under the terms of the Merger Agreement, each outstanding share of Voyager’s common stock was converted in the Voyager Merger into the right to receive at the election of each stockholder, either (i) $6.50 in cash, without interest, or (ii) one share of common stock of the Company, plus, regardless of the election made, additional consideration consisting of cash and a contingent value right, as described in the Merger Agreement. The amount of cash available to satisfy cash elections by the Voyager stockholders is $67,500,000 in the aggregate (the “Cash Consideration”). As the Cash Consideration is insufficient to accommodate all of the cash elections that were made by Voyager’s stockholders, the amount of cash paid to Voyager’s stockholders who elected to exchange shares of Voyager common stock for cash will be reduced, pro rata, in accordance with agreed procedures set forth in the Merger Agreement. The Cash Consideration consists of $25 million contributed by VSS-Cambium Holdings III which was raised by VSS-Cambium Holdings III pursuant to a capital call to its members, and $42.5 million contributed by Voyager. In exchange for its contribution of $25 million, VSS-Cambium Holdings III received 3,846,154 shares of the Company’s common stock issued at the ascribed value of $6.50 per share.
     The issuance of the Company’s common stock to Voyager’s stockholders in connection with the Voyager Merger was registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-4 (File No. 333-161075) which was declared effective by the Securities and Exchange Commission on November 13, 2009 (the “Registration Statement”). The Registration Statement, including information in the proxy statement/prospectus included therein, contains additional information about the Merger and the related transactions.
     Under the terms of the Merger Agreement, the shares of VSS-Cambium Holdings II’s common stock held by VSS-Cambium Holdings III, its sole stockholder, was converted in the Cambium Merger into the right to receive 20,454,312 shares of the Company’s common stock. In addition, as part of the merger consideration, VSS-Cambium Holdings III received a warrant to purchase shares of the Company’s common stock as determined by a formula set forth in the Merger Agreement. At the completion of the Mergers, the warrant was exercisable for up to 515,042 shares of the Company’s common stock (the “VSS-Cambium Holdings III Warrant”).
     The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Registration Statement and is incorporated herein by reference.
     Prior to the completion of the Mergers, the Company was wholly-owned by VSS Communications IV, L.P., an affiliate of VSS-Cambium Holdings II, VSS-Cambium Holdings III and Veronis Suhler Stevenson, a private equity investor (“VSS”). Following the completion of the transaction, VSS-Cambium Holdings III will own approximately 55% of the outstanding common stock of the Company.
     A description of the relationships between the Company and VSS and its affiliates was previously reported in the Registration Statement and is incorporated herein by reference. See “MANAGEMENT OF HOLDINGS FOLLOWING THE MERGERS — Related Party Transactions” and “RELATED AGREEMENTS - Stockholders Agreement,” in the Registration Statement.
Item 3.02 Unregistered Sale of Equity Securities.
     The description under Item 2.01 of this Current Report on Form 8-K of (i) the issuance of the Company’s common stock to VSS-Cambium Holdings III in connection with the consummation of the Cambium Merger and upon its contribution to the Company of $25 million and (ii) the issuance of the VSS-Cambium Holdings III Warrant is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The information required by this Item 5.02 was previously reported in the Registration Statement see MANAGEMENT OF HOLDINGS FOLLOWING THE MERGERS, “Directors and Executive Officers of Holdings,” “Committees of the Holdings Board of Directors” and “Holdings Employment Agreements” and incorporated herein by reference.
Item 8.01 Other Events.
     On December 8, 2009, the Company issued a press release announcing the completion of the Mergers. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statement of Businesses Acquired.
     The financial statements required by Rule 3-05 of Regulation S-X were previously reported in the Registration Statement, which became effective on November 13, 2009, and pursuant to General Instruction B.3 of Form 8-K are not additionally reported herein.
(b)	Pro Forma Financial Information.
     The pro forma financial information required by Article 11 of Regulation S-X were previously reported in Registration Statement, which became effective on November 13, 2009, and pursuant to

General Instruction B.3 of Form 8-K are not additionally reported herein.
(d)	Exhibits.
The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Agreement and Plan of Mergers, dated as of June 20, 2009, among Cambium Learning Group, Inc., Voyager Learning Company, VSS-Cambium Holdings II Corp., Consonant Acquisition Corp., Vowel Acquisition Corp. and Vowel Representative, LLC. (incorporated by reference to Exhibit 2.1 of Cambium Learning Group, Inc.’s Registration Statement on Form S-4 (File No. 333-161075))

99.1	Press Release issued by Cambium Learning Group, Inc., dated December 8, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 8, 2009

CAMBIUM LEARNING GROUP, INC.
By:	/s/ Todd Buchardt
Todd Buchardt
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Mergers, dated as of June 20, 2009, among Cambium Learning Group, Inc., Voyager Learning Company, VSS-Cambium Holdings II Corp., Consonant Acquisition Corp., Vowel Acquisition Corp. and Vowel Representative, LLC. (incorporated by reference to Exhibit 2.1 of Cambium Learning Group, Inc.’s Registration Statement on Form S-4 (File No. 333-161075))

99.1	Press Release issued by Cambium Learning Group, Inc., dated December 8, 2009.